Supplement to the Current Prospectus

Effective immediately, the second and third paragraphs of the sub-section entitled "Class W Shares" under the main heading "Description of Share Classes" are replaced in their entirety by the following:

Shareholders may be able to convert Class W shares to Class A or Class I shares of the fund if they satisfy the eligibility requirements for the other share class, if any. Please contact your financial intermediary for additional information on how to convert your Class W shares into another share class.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes of the same fund is a nontaxable event.


                  The date of this supplement is June 1, 2009.